Income Tax	6 Months Ended
Jun. 30, 2026
Income Tax [Abstract]
Income Tax

10. Income Tax

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to shareholders.

British Virgin Islands

Under the current and applicable laws of BVI, Ruifeng BVI is not subject to tax on income or capital gains.

Hong Kong

Prior to its disposal on June 25, 2026, Juxing HK was incorporated in Hong Kong and was subject to Hong Kong Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate for the first HKD 2 million of assessable profits is 8.25% and assessable profits above HKD$2 million will continue to be subject to the rate of 16.5% for corporations in Hong Kong, effective from the year of assessment 2018/2019.

Juxing HK did not make any provisions for Hong Kong profit tax as there were no assessable profits derived from or earned in Hong Kong since inception. Under Hong Kong tax laws, Juxing HK is exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

Singapore

BIYA Singapore is incorporated in Singapore and is subject to income tax under the regulations of Inland Revenue Authority of Singapore. Singapore operates a territorial basis of taxation. Income tax is imposed on income accruing in or derived from Singapore, or received in Singapore from outside Singapore. Capital gains are generally not subject to tax. The statutory corporate income tax rate is 17%. BIYA Singapore did not generate any taxable income and incurred a net loss. Accordingly, no provision for income tax has been recorded.

United State of America

Baiya U.S. and Baiya Media were incorporated in the State of Delaware and are subject to U.S. federal corporate income tax at a rate of 21%. Baiya U.S. is also registered to conduct business in the State of New York and, accordingly, is subject to taxation in New York State. For taxable years prior to January 1, 2027, the New York State corporate franchise tax rate on business income is 7.25%. Corporations are required to compute and pay the highest amount determined under four alternative bases: (i) 7.25% of net income, (ii) 0.1875% of the capital base, (iii) a fixed dollar minimum tax, or (iv) 1.5% of minimum taxable income.

PRC

Under the Enterprise Income Tax (“EIT”) Law of the PRC, domestic enterprises and Foreign Investment Enterprises (the “FIE”) are usually subject to a unified 25% EIT rate while preferential tax rates, tax holidays, and even tax exemption may be granted on case-by-case basis. From January 1, 2022 to December 31, 2025, small and low-profit enterprises with annual taxable income exceeding RMB 1 million but not more than RMB 3 million, the actual income to be taxed will be further lowered at 25% of annual taxable income, and the corporate income tax is paid at the rate of 20%.A company recognized as a High-Tech Enterprise is eligible for a preferential enterprise income tax rate of 15%, reduced from the statutory rate of 25%, for a total of three years, including the year in which the High-Tech Enterprise Certificate is issued and the following two consecutive years, thereby benefiting from a 10% reduction in the applicable income tax rate.

The current PRC EIT Law imposes a 10% withholding income tax for dividends distributed by foreign invested enterprises to their immediate holding companies outside the PRC. A lower withholding tax rate will be applied if there is a tax treaty arrangement between the PRC and the jurisdiction of the foreign holding company. Distributions to holding companies in Hong Kong that satisfy certain requirements specified by the PRC tax authorities, for example, will be subject to a 5% withholding tax rate.